UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

December 5, 2011

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of Principal Executive Offices)	(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 5, 2011, Amgen Inc. (the “Company”) issued and sold €550,000,000 of its 4.375% Senior Notes due 2018 (the “2018 Notes”) and £475,000,000 of its 5.50% Senior Notes due 2026 (the “2026 Notes” and, together with the 2018 Notes, the “Notes”). The Notes were sold outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States. The Notes were issued pursuant to an indenture, dated as of August 4, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee, and an officers’ certificate, dated as of December 5, 2011 (the “Officers’ Certificate”), setting forth the terms of the Notes. Net proceeds to the Company from the offering were approximately €545 million for the 2018 Notes and £468 million for the 2026 Notes, in each case after deducting managers’ discounts and estimated offering expenses payable by the Company.

The relevant terms of the Notes are set forth in the Indenture, included as Exhibit 4.1 of the Company’s Registration Statement on Form S-3 (No. 333-107639), filed on August 4, 2003, and incorporated herein by reference, and the Officers’ Certificate (including forms of the Notes) attached hereto as Exhibit 4.2 and incorporated herein by reference. In the event of a change in control triggering event as defined in the Officers’ Certificate attached hereto as Exhibit 4.2, the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of Notes, plus accrued and unpaid interest, if any. The descriptions of the Indenture, the Officers’ Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificate and the Notes, respectively.

The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of August 4, 2003, between the Company and JPMorgan Chase Bank, N.A., as trustee.(1)

4.2	Officers’ Certificate of Amgen Inc., dated as of December 5, 2011, including forms of the Company’s 4.375% Senior Notes due 2018 and 5.50% Senior Notes due 2026.

(1)	Filed as an exhibit to Form S-3 Registration Statement dated August 4, 2003, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: December 5, 2011	By:	/s/ JONATHAN M. PEACOCK
	Name:	Jonathan M. Peacock
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Indenture, dated as of August 4, 2003, between the Company and JPMorgan Chase Bank, N.A., as trustee.(1)

4.2	Officers’ Certificate of Amgen Inc., dated as of December 5, 2011, including forms of the Company’s 4.375% Senior Notes due 2018 and 5.50% Senior Notes due 2026.

(1)	Filed as an exhibit to Form S-3 Registration Statement dated August 4, 2003, and incorporated herein by reference.